UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023 (September 5, 2023)

JOHN B. SANFILIPPO & SON, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1703 N. RANDALL ROAD
Elgin, Illinois	60123-7820
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	JBSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry to a Material Definitive Agreement

On September 5, 2023, John B. Sanfilippo & Son, Inc. (the “Company”) entered into an asset purchase agreement (the “APA”) with TreeHouse Foods, Inc., Bay Valley Foods, LLC and TreeHouse Private Brands, Inc. (collectively, “Sellers”). Under the APA, the Company will purchase certain assets related to the Sellers’ snack bar business, which is located in Lakeville, Minnesota (the “Snack Bar Business”), for an aggregate cash purchase price of approximately $63 million, subject to certain adjustments (the “Transaction”). The Transaction is expected to close in the next 30 days, subject to customary closing conditions.

The APA contains customary representations and warranties made by both the Company and Sellers. The Company and Sellers have agreed to customary covenants in the APA relating to the Snack Bar Business and its conduct both before and after the closing of the Transaction. The Company and Sellers have agreed to customary indemnities for a transaction of this type.

The Company expects to fund the purchase price for the Transaction using borrowings under its Credit Facility (as that term is defined in the Company’s Form 10-K filed with the Securities and Exchange Commission on August 23, 2023).

The Company and Sellers have also agreed to enter into other agreements at closing in connection with the Transaction, including a transition services agreement.

The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the full text of the APA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The APA has been filed to provide Company stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Sellers and their respective subsidiaries and affiliates. The APA contains or references various representations, warranties and covenants by the parties to the APA. These representations, warranties and covenants were made solely for the benefit of the other parties to the APA and (i) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified by confidential disclosure schedules or other documents that were delivered to the other party in connection with the APA and which contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the APA, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (iv) were made only as of the date of the APA or such other date or dates as may be specified in the APA. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the APA, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or the Sellers.

Item 7.01	Regulation FD Disclosure

On September 6, 2023, the Company issued a press release announcing the entry into the APA. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

Exhibit 2.1	Asset Purchase Agreement, dated as of September 5, 2023, by and among John B. Sanfilippo & Son, Inc. and TreeHouse Foods, Inc., Bay Valley Foods, LLC and TreeHouse Private Brands, Inc.*#

Exhibit 99.1	Press Release, dated September 6, 2023.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K.
#	Certain confidential information contained in this document has been redacted in accordance with Item 601(b)(2) of Regulation S-K.

Forward Looking Statements

Some of the statements in this Current Report on Form 8-K are forward-looking. These forward-looking statements may be generally identified by the use of forward-looking words and phrases such as “will”, “intends”, “may”, “believes”, “anticipates”, “should” and “expects” and are based on the Company’s current expectations or beliefs concerning future events and involve risks and uncertainties. Consequently, the Company’s actual results could differ materially. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors that affect the subject of these statements, except where expressly required to do so by law. Among the factors that could cause results to differ materially from current expectations are: (i) sales activity for the Company’s products, such as a decline in sales to one or more key customers, or to customers generally, in some or all channels, a change in product mix to lower price products, a decline in sales of private brand products or changing consumer preferences, including a shift from higher margin products to lower margin products; (ii) changes in the availability and costs of raw materials and ingredients and the impact of fixed price commitments with customers; (iii) the ability to pass on price increases to customers if commodity costs rise and the potential for a negative impact on demand for, and sales of, our products from price increases; (iv) the ability to measure and estimate bulk inventory, fluctuations in the value and quantity of the Company’s nut inventories due to fluctuations in the market prices of nuts and bulk inventory estimation adjustments, respectively; (v) the Company’s ability to appropriately respond to, or lessen the negative impact of, competitive and pricing pressures; (vi) losses associated with product recalls, product contamination, food labeling or other food safety issues, or the potential for lost sales or product liability if customers lose confidence in the safety of the Company’s products or in nuts or nut products in general, or are harmed as a result of using the Company’s products; (vii) the ability of the Company to control costs (including inflationary costs) and manage shortages in areas such as inputs, transportation and labor; (viii) uncertainty in economic conditions, including the potential for inflation or economic downturn; (ix) the timing and occurrence (or nonoccurrence) of other transactions and events which may be subject to circumstances beyond the Company’s control; (x) the adverse effect of labor unrest or disputes, litigation and/or legal settlements, including potential unfavorable outcomes exceeding any amounts accrued; (xi) losses due to significant disruptions at any of our production or processing facilities or employee unavailability due to labor shortages; (xii) the ability to implement our Long-Range Plan, including growing our branded and private brand product sales, diversifying our product offerings (including by the launch of new products) and expanding into alternative sales channels; (xiii) technology disruptions or failures or the occurrence of cybersecurity incidents or breaches; (xiv) the inability to protect the Company’s brand value, intellectual property or avoid intellectual property disputes; and (xv) our ability to manage the impacts of changing weather patterns on raw material availability due to climate change; and (xvi) our ability to consummate the acquisition of certain snack bar related assets of Sellers and integrate and operate such assets after the acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

Date: September 8, 2023	By:	/s/ Frank S. Pellegrino
Frank S. Pellegrino
Chief Financial Officer, Executive Vice President Finance and Administration